**THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.**

Void after

May 6, 2019

# WARRANT TO PURCHASE SHARES

This Warrant is issued to SCOTT ROSENBERG ("**Holder**") by PLATINUM STUDIOS, INC., a California corporation ("**Company**"), in connection with Company's issuance to the holder of this Warrant of two secured Promissory Notes and an Unsecured Promissory Note.

1. **Purchase of Shares**. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of Company (or at such other place as Company shall notify the holder hereof in writing), to purchase from Company up to the number of fully paid and nonassessable Shares (as defined below).

2. **Definitions**.

(a) Exercise Price. The exercise price for the Shares shall be $0.048 (such price, as adjusted from time to time, is herein referred to as the "**Exercise Price**").

(b) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending on the expiration of this Warrant pursuant to Section 13 hereof.

(c) The Shares. The term "**Shares**" shall mean 25,000,000 shares of the common stock of Company ("**Common Stock**").

(d) Change of Control. The term "**Change of Control**" shall mean (i) any consolidation or merger involving Company pursuant to which Company's stockholders own less than fifty percent (50%) of the voting securities of the surviving entity other than a consolidation or merger between Company and Holder or any of Holder's affiliates or (ii) the sale of all or substantially all of the assets of Company.

3. **Method of Exercise**. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Secretary of Company at its principal offices; and

(ii) the payment to Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. **Net Exercise**. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of Company together with notice of such election, in which event Company shall issue to the holder hereof a number of Shares computed using the following formula:

$$X = \frac{Y(A - B)}{A}$$

Where

X -- The number of Shares to be issued to the holder of this Warrant.

Y -- The number of Shares purchasable under this Warrant.

A -- The fair market value of one Share.

B -- The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that Company could obtain from a willing buyer for Shares sold by Company from authorized but unissued Shares, as such prices shall be determined in good faith by Company's Board of Directors.

5. **Certificates for Shares**. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. **Issuance of Shares**. Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. **Adjustment of Exercise Price and Number of Shares**. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Adjustments to Exercise Price for Dilutive Issuances.

(i) **Special Definitions**. For purposes of this Section 7(a), the following definitions shall apply:

(1) "**Additional Shares of Common Stock**" shall mean all shares of Common Stock issued (or, pursuant to Section 7(a)(ii), deemed to be issued) by Company after the date hereof, other than:

(A) shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, Company pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors;

(B) shares issuable upon exercise of warrants to purchase shares of Common Stock held by Lender;

(C) shares issued in connection with the acquisition by Company of voting control or all or substantially all of the assets of another business entity in a transaction unanimously approved by the Board of Directors; or

(D) shares for which an adjustment is made pursuant to Section 7(a)(v).

(2) "**Options**" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(3) "**Convertible Securities**" shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii) *Deemed Issue of Additional Shares of Common Stock*. In the event Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(1) The maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2) Except as provided in Sections 7(a)(ii)(3) and 7(a)(ii)(4), no further adjustment in the Exercise Price shall be made upon the subsequent issue of

Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(3) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to Company or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (including a change resulting from the antidilution provisions of such Options or Convertible Securities), the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that such recomputed Exercise Price shall not exceed the Exercise Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock.

(4) Upon the expiration of any such Options or Convertible Securities, the Exercise Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

(iii) Adjustment of Exercise Price for Dilutive Issuances. In the event Company shall sell and issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(a)(ii)) after the date hereof of for (x) a consideration per share less than the Exercise Price in effect immediately prior to such issuance and (y) shall receive at least a minimum of $200,000 in consideration the aggregate pursuant to such sales of Additional Shares of Common Stock, then and in each such event the Exercise Price shall be reduced to a price equal to the per share price paid for the Additional Shares of Common Stock.

(iv) Determination of Consideration. For purposes of this Section 7(a), the consideration received by Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) *Cash and Property*. Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by Company before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by Board of Directors in the good faith exercise of its reasonable business judgment; and

(C) in the event Additional Shares of Common Stock are issued together with other securities or other assets of Company for consideration that

covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by Board of Directors in the good faith exercise of its reasonable business judgment.

(2) *Options and Convertible Securities.* The consideration per share received by Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7(a) relating to Options and Convertible Securities shall be equal to:

(x) the total amount, if any, received or receivable by Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v) Other Adjustments to Exercise Price.

(1) *Subdivisions, Combinations or Consolidations of Common Stock.* In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the date hereof, the Exercise Price in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(2) *Common Stock Dividends and Distributions.* If, after the Date hereof, Company at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Exercise Price that is then in effect shall be decreased by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 7(a)(v)(2) to reflect the actual payment of such dividend or distribution.

(3) *Other Distributions.* In case Company shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 7(a)), stock or other securities of other persons, evidences of indebtedness issued by Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of Company convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that Holder shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company that they would have received had this Warrant been exercised for Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder.

(4) *Recapitalizations and Reorganizations.* In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 7 or a merger or sale of assets), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that Holder shall be entitled to receive, upon conversion thereof, the type and number of shares of stock or other securities or property of Company or otherwise that it would have received had this Warrant been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of Holder. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 to the end that the provisions of this Section 7 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 7, Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. Company shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

(c) Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which Holder would otherwise be entitled, Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of Company.

(d) Notices of Record Date. In the event (i) Company shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend or other distribution (other than a cash dividend) or to subscribe for or purchase any shares of stock of any class or to receive any other rights, (ii) of any capital reorganization, reclassification or recapitalization (other than a subdivision or combination of its outstanding shares of Common Stock), or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of Company or any deemed liquidation, then, and in any such case, Company shall cause to be mailed to Holder at the address of record of Holder as set forth on Company's books, at least 20 days prior to the earliest date hereinafter specified, a notice stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up. If any material change in the facts set forth in the written notice shall occur, Company shall promptly give written notice of such material change to Holder.

(e) No Impairment. Without obtaining such consent of Holder, Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

(f) Reservation of Stock Issuable Upon Conversion. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion in full of all principal and accrued interest hereunder, Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

8. **No Fractional Shares or Scrip.** No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. **Representations of Company**. Company represents that all corporate actions on the part of Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. **Restrictive Legend**.

The Shares (unless registered under the Securities Act of 1933, as amended, the "**Act**") shall be stamped or imprinted with a legend in substantially the following form:

> THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

11. **Warrants Transferable**. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

12. **Rights of Stockholders**. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13. **Expiration of Warrant; Notice of Certain Events Terminating This Warrant**.

(a) This Warrant shall expire and shall no longer be exercisable upon the earlier to occur of:

(i) 5:00 p.m., California local time, on May 6, 2019; or

(ii) Any Change of Control.

(b) Company shall provide at least ten (10) days prior written notice of any event set forth in Section 13(a)(ii).

14. **Notices**. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

If to Company:

Platinum Studios, Inc.
11400 West Olympic Boulevard, 14th Floor
Los Angeles CA 90064
Attn: Helene Pretsky

with copy, which shall not constitute notice to Company, to:

Dieterich & Mazarei, LP
11300 W. Olympic Blvd., Suite 800
Los Angeles, California 90064
Attn: Christopher H. Dieterich

If to Holder:

Scott Rosenberg
5523 Villawood Circle
Calabasas CA 91302

with copy, which shall not constitute notice to Holder, to:

Buchalter Nemer
1000 Wilshire Boulevard, 15th Floor
Los Angeles, California 90017
Attn: Armen S. Martin

or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. **Governing Law**. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

16. **Rights and Obligations Survive Exercise of Warrant**. Unless otherwise provided herein, the rights and obligations of Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

**[SIGNATURE PAGE FOLLOWS]**

Issued this 6 day of May 2009.

**PLATINUM STUDIOS, INC.**

By: ______________________

Brian Altounian
Chief Operating Officer

## EXHIBIT A

### NOTICE OF EXERCISE

TO: PLATINUM STUDIOS, INC.
11400 West Olympic Boulevard
14th Floor
Los Angeles CA 90064
Attention: President

1. The undersigned hereby elects to purchase __________ Shares of _____________ pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

______________________________
(Name)

______________________________

______________________________
(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

______________________________
(Signature)

______________________________
(Name)

______________________________
(Date)

______________________________
(Title)

# EXHIBIT B

## FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ the right represented by the attached Warrant to purchase __________ shares of ____________________ of PLATINUM STUDIOS, INC. to which the attached Warrant relates, and appoints ____________ Attorney to transfer such right on the books of _________, with full power of substitution in the premises.

Dated: ________________

______________________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address: ______________________

______________________

______________________

Signed in the presence of:

__________________________